UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22888

Wildermuth Endowment Fund

(Exact name of registrant as specified in charter)

818 A1A Hwy, Suite 301

Ponte Vedra Beach, Florida 32082

(Address of principal executive offices) (Zip code)

Daniel Wildermuth

Wildermuth Advisory, LLC

818 A1A Hwy, Suite 301

Ponte Vedra Beach, Florida 32082

(Name and address of agent for service)

COPIES TO:

Karen A. Aspinall

Practus, LLP

3857 Birch St. PMB 2241

Newport Beach, CA 92660

Registrant's telephone number, including area code: (888) 445-6032

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. (a)The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ANNUAL REPORT

December 31, 2020

WWW.WILDERMUTHENDOWMENTFUND.COM ● 1-888-445-6032 ●
DISTRIBUTED BY WILDERMUTH SECURITIES, LLC AND
UMB DISTRIBUTION SERVICES, LLC (MEMBERS OF FINRA)

Wildermuth Endowment Fund

Table of Contents
Letter to Shareholders	2
Portfolio Review	5
Portfolio Composition	7
Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	18
Financial Highlights	20
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	42
Trustees and Officers	43
Additional Information	46
Privacy Policy	49

Wildermuth Endowment Fund Letter to Shareholders December 31, 2020

Dear Investor:

We are pleased to present this annual report for the Wildermuth Endowment Fund (the “Fund”) covering the 12 months from January 1, 2020, to December 31, 2020. For the one year ended December 31, 2020, fee-waived returns were -1.24% for the Class A shares, -2.03% for the Class C shares and -1.58% for the Fund Class I shares.

The Fund’s performance for the same period trailed the strong positive returns of 14.73% generated by a 60% stock and 40% bond portfolio (as represented by a 60% S&P 500 Index1 and 40% Barclays U.S Aggregate Bond Index2).

COVID-19 created challenges for many of the portfolio holdings as companies faced unprecedented circumstances. Overall, the Fund managed to perform reasonably well within the pandemic environment but trailed both stocks and bonds as nearly all sectors struggled at some level. However, despite the year’s challenges, the Fund’s overall Sortino ratio and beta are still number one within its Morningstar World Allocation category3.

The asset class producing the strongest individual performance on the year was unsurprisingly U.S. equities, followed by international equities. While the exposure to these asset classes was consistently lowered throughout 2020, their strong positive performance provided a welcome boost to overall Fund returns.

The real estate sector produced solid returns via a combination of rental income and capital appreciation. Overall, the performance was weaker in 2020 than in past years, but the sector contributed positively to Fund performance.

The Fund’s largest asset class, private equity, was slightly positive during 2020. Ongoing company growth and development continued essentially across all companies during the year, but valuations within the sector were more varied as revenue targets for many early-stage companies were missed because of the economic shutdown. Companies were particularly impacted by the ban on face-to-face meetings which hurt various organizations attempting to introduce new technologies.

Hedge funds performed quite well during 2020 and provided a smoothing impact on the overall portfolio, although their small allocation limited their impact. The fixed income allocation percentage was negligible, resulting in a limited impact on the positive performing sector.

The primary area of underperformance for 2020 was natural resources. While the small exposure to the sector minimized portfolio impact, losses were still large enough that the sector pushed the Fund into negative returns for the year.

Looking forward to the next decade, we continue to see expanded opportunities within non-traditional asset classes, particularly private equity and real estate. High valuations within today’s equity markets have further muted our expectations for this sector in the immediate to mid-term future. As a result, while we will continue to maintain limited exposure to equities, we intend to act opportunistically across private markets when possible to secure and maintain exposure to attractive private investments and unique asset classes. As we look forward, we believe the Fund is uniquely positioned to potentially benefit from the current investment environment.

Thank you for your continued confidence and support.

Sincerely,

Daniel Wildermuth
President and Chief Executive Officer, and
Chairman and Trustee of the Fund
February 2021

[1]

The S&P 500 Index is registered trademark of Standard & Poor’s and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends. Unlike mutual funds, indices are not managed, and do not incur fees or expenses. You cannot invest directly in an index.

[2]	The Barclays U.S. Aggregate is an unmanaged, broad based index measuring intermediate term bonds. It is not possible to invest directly in an index.

[3]

Morningstar Direct; Beta and Sortino, based on daily data from 1/1/2015-12/31/2020. For Beta the Fund ranked 406/406 since inception, 452/452 for the 3-year period, and 423/423 for the 5-year period and for Sortino the Fund ranked 1/406 since inception, 165/452 for the 3-year period, and 1/423 for the five-year period for open and closed end funds in the World Allocation category. A Shares; no load. © 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Wildermuth Endowment Fund Letter to Shareholders - Continued December 31, 2020

The Wildermuth Endowment Fund is a closed-end interval Fund. The Fund is considered illiquid and not suitable for all investors.

Past performance is not a guarantee of future results. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 445-6032 or by visiting our website www.widlermuthendowmentfund.com. The Fund’s Prospectus should be read carefully before investing.

Investing in the Fund involves risk, including those summarized below. Endowments have a long-term investment time horizon with low liquidity needs that can take advantage of all of many different asset classes. Investors should consider how closely their investment goals and needs match those of endowments. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund.

●

You should consider the shares to be an illiquid investment. Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, only a limited number of shares will be eligible for repurchase by us. Once each quarter, the Fund will offer to repurchase at net asset value (NAV) per share no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, at the sole discretion of the Board, but it is not expected that the Board will do so.

●

You should consider that you may not have immediate access to the money you invest for an indefinite period of time. An investment in our shares is not suitable for you if you need immediate access to the money you invest. There is no guarantee that you will be able to tender all or any of the requested Fund shares in periodic repurchase offer.

●	Endowments have a long term investment time horizon with low liquidity needs. Investors should consider how closely their investment goals and needs match those of endowments.

●

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular, non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

●

Investors should understand that valuation issues involving the Fund’s investments in the early stages and other private companies have led to delays in the completion of the Fund’s annual audit and the quarterly share repurchase program. A recurrence of this issue would further impact the liquidity of an investor’s shares.

●

Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

●

When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons for issuer-specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

●

The Fund may invest in publicly-traded and non-traded REITs or privately offered pooled investment vehicles that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund. As a result, the Fund’s portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

●

REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

Wildermuth Endowment Fund Letter to Shareholders - Continued December 31, 2020

●

Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, and international economic, political and regulatory developments.

●

The Fund may invest in medium- and small-capitalization companies, which may be newly formed or have limited product lines, distribution channels and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large-capitalization companies.

●

The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. Accordingly, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

●	The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.

●

We do not expect a secondary market in the shares to develop. Even if any such market were to develop, closed-end fund shares trade frequently at a discount from net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering.

Wildermuth Endowment Fund Portfolio Review December 31, 2020 (Unaudited)

The Fund’s performance figures* for each of the periods ended December 31, 2020, compared to its benchmarks:

	Five Years	Three Years	One Year	Annualized Since Inception[1]
Class A	6.85%	2.85%	(1.24)%	7.33%
Class A with Load[2]	5.54%	0.83%	(6.92)%	6.22%
S&P 500® Total Return Index**	15.22%	14.18%	18.40%	12.79%
Bloomberg Barclays U.S. Aggregate Bond Index***	4.44%	5.34%	7.51%	3.78%

	Three Years	One Year	Annualized Since Inception[3]
Class C	2.02%	(2.03)%	6.41%
Class C with Sales Charge[4]	2.02%	(3.00)%	6.41%
S&P 500® Total Return Index**	14.18%	18.40%	16.06%
Bloomberg Barclays U.S. Aggregate Bond Index***	5.34%	7.51%	4.23%

	Three Years	One Year	Annualized Since Inception[5]
Class I	2.98%	(1.58)%	5.34%
S&P 500® Total Return Index**	14.18%	18.40%	15.38%
Bloomberg Barclays U.S. Aggregate Bond Index***	5.34%	7.51%	4.88%

[1]	The Class A inception date was December 31, 2014.

[2]	Calculated using a maximum sales load. The maximum sales load was 6.00% from the Class A inception date through October 19, 2017. Effective October 20, 2017 the maximum sales load is 5.75%.

[3]	The Class C inception date was March 14, 2016.

[4]	Class C shares are subject to a Contingent Deferred Sales Charge of 1.00% on any shares redeemed within 365 days of purchase.

[5]	The Class I inception date was April 28, 2017.

*

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Class A has a total annual operating expense of 3.73%, Class C has a total annual operating expense of 4.48%, and Class I has a total annual operating expense of 3.48%, per the prospectus dated August 31, 2020.

**	The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

Wildermuth Endowment Fund Portfolio Review - Continued December 31, 2020 (Unaudited)

Growth of a $10,000 Investment

Holdings by type of Investment	% of Net Assets	* Represents less than 0.5% of net assets.
Public Equities	9.3%
Exchange Traded Funds	2.6
Commodity & Natural Resource Investments	1.7
Direct Private Equity	40.2
Direct Real Estate	5.6
Hedge Funds	3.6
Private Equity Debt	13.1
Private Equity Funds	8.8
Private Real Estate Investments	11.7
Public Real Estate Investments	0.3
Real Estate Loans	0.4
Warrants	0.8
Short-Term Investments	0.8
Other Assets and Liabilities	1.1
	100.0%

Please refer to the Schedule of Investments in this Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Endowment Fund Portfolio Composition December 31, 2020

Country of Investment	Value	% of Net Assets
Australia	$371,770	0.2%
Belgium	396,965	0.3
Bermuda	494,463	0.3
Canada	1,240,941	0.8
China	651,644	0.4
France	1,678,950	1.0
Germany	337,530	0.2
Ireland	12,593,420	7.8
Japan	823,034	0.5
Luxembourg	5,991,120	3.7
Netherlands	431,871	0.3
New Zealand	2,033,611	1.3
Singapore	496,084	0.3
Switzerland	545,386	0.3
United Kingdom	425,014	0.3
United States	131,468,535	81.2
Other Assets & Liabilities, net	1,853,926	1.1
	$161,834,264	100.0%

Wildermuth Endowment Fund Schedule of Investments December 31, 2020

Interests, Shares, Principal Amount, or Units		Fair Value
	PUBLIC EQUITIES — 9.3%
	ADVERTISING — 0.4%
184,413	National CineMedia, Inc.	$686,016

	AIRLINES — 0.4%
16,839	Delta Air Lines, Inc.	677,096

	BIOTECHNOLOGY — 0.2%
1,043	CSL, Ltd.	227,916
15,000	Innoviva, Inc.(a)	185,850
		413,766
	BUILDING MATERIALS — 0.1%
4,422	LafargeHolcim, Ltd.(a)	243,210

	COMMERCIAL SERVICES — 0.6%
1,645	FleetCor Technologies, Inc.(a)	448,805
15,046	McMillan Shakespeare, Ltd.	143,854
1,205	S&P Global, Inc.	396,120
		988,779
	DISTRIBUTION/WHOLESALE — 0.3%
10,193	Triton International, Ltd.	494,462

	DIVERSIFIED FINANCIAL SERVICES — 0.1%
46,619	Mitsubishi UFJ Lease & Finance Co., Ltd.	223,511

	ELECTRIC — 0.3%
15,000	Clearway Energy, Inc. - Class A	443,250

	ENERGY-ALTERNATE SOURCES — 0.3%
27,642	TransAlta Renewables, Inc.	472,127

	ENGINEERING & CONSTRUCTION — 0.1%
9,400	HomeServe PLC	131,698

	FOOD — 0.3%
5,745	Sysco Corp.	426,624

	HEALTHCARE-SERVICES — 0.1%
3,380	Fresenius SE & Co. KGaA	156,490

	HOME FURNISHINGS — 0.4%
5,930	Sony Corp., ADR	599,523

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2020

Interests, Shares, Principal Amount, or Units		Fair Value
	PUBLIC EQUITIES (CONTINUED)
	INTERNET — 1.6%
2,800	Alibaba Group Holding, Ltd., ADR(a)	$651,644
481	Alphabet, Inc. - Class A(a)	843,020
8,070	eBay, Inc.	405,518
2,408	Facebook, Inc. - Class A(a)	657,769
		2,557,951
	MEDIA — 0.3%
30,000	TEGNA, Inc.	418,500

	MINING — 0.2%
14,000	Kinross Gold Corp.	102,760
39,053	Yamana Gold, Inc.	222,993
		325,753
	PHARMACEUTICALS — 0.8%
6,220	Dechra Pharmaceuticals PLC	293,316
2,627	Johnson & Johnson	413,437
3,200	Novartis AG, ADR	302,176
2,491	UCB SA	257,482
		1,266,411
	PIPELINES — 0.3%
13,850	Enbridge, Inc.	443,061

	REAL ESTATE — 0.1%
2,000	Atenor	139,484

	REITS — 1.1%
94,117	Broadstone Net Lease, Inc.(b)(c)(d)	1,842,811

	SEMICONDUCTORS — 1.2%
1,133	Broadcom, Inc.	496,084
8,501	Intel Corp.	423,520
2,716	NXP Semiconductors NV	431,871
3,645	Qorvo, Inc.(a)	606,054
		1,957,529
	SOFTWARE — 0.1%
1,380	SAP SE	181,039

	TOTAL PUBLIC EQUITIES (Cost $12,592,065)	15,089,091

	EXCHANGE TRADED FUNDS — 2.6%
	DEBT FUNDS — 0.1%
1,618	iShares iBoxx High Yield Corporate Bond	141,252

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2020

Interests, Shares, Principal Amount, or Units		Fair Value
	EXCHANGE TRADED FUNDS (CONTINUED)
	EQUITY FUNDS — 2.5%
22,194	Emerging Markets Internet and Ecommerce	$1,411,095
7,469	iShares MSCI Brazil	276,876
6,930	iShares MSCI India	278,725
14,425	iShares MSCI Indonesia	337,833
8,975	iShares MSCI Malaysia	258,480
7,680	iShares MSCI Taiwan	407,654
5,202	VanEck Vectors Russia	125,628
15,300	WisdomTree China ex-State-Owned Enterprises Fund	1,006,281
		4,102,572

	TOTAL EXCHANGE TRADED FUNDS (Cost $2,938,133)	4,243,824

	COMMODITY & NATURAL RESOURCE INVESTMENTS — 1.7%
1,000	Casillas Petroleum Resource Partners, LLC(a)(b)(d)	504,582
1,876,034	CM Funding, LLC(a)(b)(d)(e)(f)(g)	713,430
—	Kayne Anderson Energy Fund VII LP(a)(b)(d)(h)	730,471
182	Midcon Holdco Partners, LLC(a)(b)(d)	181,858
2,080,000	Thunder Investment Partners, LLC(a)(b)(d)(e)(f)(g)	599,872
	TOTAL COMMODITY & NATURAL RESOURCE INVESTMENTS (Cost $7,111,492)	2,730,213

	DIRECT PRIVATE EQUITY — 40.2%
41,751	Affinity Beverages, LLC(a)(b)(d)(f)	174,999
684	Atlas Fintech Holdings Corp. - Class A Share Interests(a)(b)(d)(f)(g)	3,506,893
2,500	Clear Guide Medical, Inc. - Series A Preferred Stock(a)(b)(d)(e)(f)(g)	3,931,539
134,898	Clear Guide Medical, Inc. - Series A-2 Preferred Stock(a)(b)(d)(e)(f)(g)	788,552
770,489	Clear Guide Medical, Inc. - Series A-3 Preferred Stock(a)(b)(d)(e)(f)(g)	4,283,658
1,543,074	Clearsense, LLC - Class C Preferred Shares(a)(b)(d)(e)(f)(g)	12,420,172
298,200	Content Management Live, LLC(a)(b)(d)(e)(f)(g)	120,000
5,115,032	DSI Digital, LLC - Series A Convertible Preferred Units(a)(b)(d)(e)(f)(g)	15,511,352
8,800,000	GigaPro, Inc. - Common Units(a)(b)(d)(e)(f)(g)	9,172,932
309,150	GigaPro, Inc. - Series Seed-1 Preferred Units(a)(b)(d)(e)(f)(g)	447,423
1,288,103	GigaPro, Inc. - Series Seed-2 Preferred Units(a)(b)(d)(e)(f)(g)	1,864,232
—	Level ATI HoldCo, LLC - Class A(a)(b)(d)(e)(f)(g)	2,800,673
3,500,000	Metro Diner, LLC - Series B Units(a)(b)(d)(f)(g)	2,148,205
1,880,968	Metro Diner, LLC - Series II Common Units(a)(b)(d)(f)(g)	858,692
635,838	Waratek, Ltd. - Series B-1(a)(b)(d)(e)(f)(g)	3,013,984
756,826	Waratek, Ltd. - Series B-2(a)(b)(d)(e)(f)(g)	4,065,792
—	WG Pitts Caribbean, LLC - Common Units(a)(b)(d)(e)(f)(g)	—
	TOTAL DIRECT PRIVATE EQUITY (Cost $40,591,785)	65,109,098

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2020

Interests, Shares, Principal Amount, or Units		Fair Value
	DIRECT REAL ESTATE — 5.6%
—	Brookwood SFL Investor Co-Investment Vehicle, LLC(a)(b)(d)	$1,545,782
439,716	Dog Wood Park of Northeast Florida, LLC(b)(d)(e)(f)(g)	755,484
1,800,000	LaGrange Senior Living, LLC - Class A Interests(b)(d)(e)(f)(g)	1,977,774
—	Polara Builder II, LLC(b)(d)(e)(f)(g)	4,742,316
	TOTAL DIRECT REAL ESTATE (Cost $7,150,372)	9,021,356

	HEDGE FUNDS — 3.6%
—	Altegris Millennium Fund LP(a)(b)(d)(h)(i)	1,361,913
—	CRC Bond Opportunity Trading Fund LP(a)(b)(d)(h)(i)	2,962,128
—	EJF Trust Preferred Fund LP(a)(b)(d)(h)(i)	714,739
—	Rosebrook Opportunities Fund LP(a)(b)(d)(e)(h)(i)	771,174
	TOTAL HEDGE FUNDS (Cost $5,247,428)	5,809,954

	PRIVATE EQUITY DEBT — 13.1%
$1,500,000	Clearsense, LLC - Convertible Note, 8.00%, 10/30/2022(b)(d)(e)(f)(g)(k)	1,755,000
264,412	EJF Trust Preferred Master Fund LP, 16.00%, 4/16/2022(b)(d)(f)	264,412
1,875,000	GigaPro, Inc. - Convertible Note, 12.00%, 10/1/2022(b)(d)(e)(f)(k)	1,875,000
7,174	Reef Capital Partners, LLC - Series A Preferred Units, 8.00%, 12/28/2022(b)(d)(f)	7,173,809
2,098,889	Sequin, Inc. - Convertible Note, 8.00%, 7/20/2023(b)(d)(f)(k)	2,098,889
2,033,611	The Work Shop Limited T/A RIP Global - Convertible Note, 12.00%, 1/20/2023(b)(d)(f)(k)	2,033,611
3,191,374	Waratek, Ltd. - Convertible Note, 12.00%, 3/25/2021(a)(b)(d)(e)(f)(g)(k)	4,289,342
2,623,158	WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2023(b)(d)(e)(f)(g)	1,649,049
	TOTAL PRIVATE EQUITY DEBT (Cost $19,973,327)	21,139,112

	PRIVATE EQUITY FUNDS — 8.8%
—	Abbott Secondary Opportunities LP(a)(b)(d)(h)(i)	1,273,334
—	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund(a)(b)(d)(h)(i)	2,371,917
—	Committed Advisors Secondary Fund III(a)(b)(d)(h)(i)	1,678,950
—	EJF Sidecar Fund, Series LLC - Small Financial Equities Series(a)(b)(d)(h)(i)	1,001,944
10	GPB Automotive Portfolio LP(a)(b)(d)(f)(g)(h)	113,142
—	Gravity Ranch Fund I LP(a)(b)(d)(f)(g)(h)(i)	67,065
—	Greenspring Opportunities V LP(a)(b)(d)(h)(i)	714,498
—	Madryn Health Partners LP(a)(b)(d)(h)(i)	2,275,303
—	PineBridge Secondary Partners IV SLP(a)(b)(d)(h)(i)	1,286,216
—	Star Mountain Diversified Credit Income Fund III LP(a)(b)(d)(h)(i)	2,429,147
—	Star Mountain Diversified Small Business Access Fund II LP(a)(b)(d)(h)(i)	970,628
	TOTAL PRIVATE EQUITY FUNDS (Cost $12,909,659)	14,182,144

	PRIVATE REAL ESTATE INVESTMENTS — 11.7%
95,075	ARCTRUST, Inc.(b)(d)(h)	1,211,259
3,197,572	Carlyle Europe Realty Fund, S.C.Sp.(a)(b)(d)(h)(i)	3,619,203
157,812	Cottonwood Residential II, Inc.(b)(d)(h)	3,378,755
—	Cygnus Property Fund V, LLC(a)(b)(d)(h)	2,842,114
—	Harbert Seniors Housing Fund I LP(a)(b)(d)(h)	1,486,431

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2020

Interests, Shares, Principal Amount, or Units		Fair Value
	PRIVATE REAL ESTATE INVESTMENTS (CONTINUED)
—	Harbert Seniors Housing Fund II LP(a)(b)(d)(h)	$1,074,651
858	PRISA III Fund LP(a)(b)(d)(h)	1,803,886
—	RRA Credit Opportunity Fund LP(a)(b)(d)(e)(h)	1,940,879
56	Shopoff Land Fund III LP(a)(b)(d)(h)	33,053
702,851	Stonehill Strategic Hotel Credit Opportunity Fund II LP(a)(b)(d)(h)	1,021,141
—	Walton Street Real Estate Fund VIII LP(a)(b)(d)(h)	586,516
	TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $15,863,889)	18,997,888

	PUBLIC REAL ESTATE INVESTMENTS — 0.3%
136,771	Highlands REIT, Inc.(a)(b)(d)	38,296
153,283	Inventrust Properties Corp.(b)(d)	442,988
3,330	Phillips Edison & Company, Inc.(b)(d)	29,136
	TOTAL PUBLIC REAL ESTATE INVESTMENTS (Cost $388,349)	510,420

	REAL ESTATE LOANS — 0.4%
$679,962	Park City (PCG), 12.00%, 1/1/2021(b)(d)(e)(f)(j)	679,962
	TOTAL REAL ESTATE LOANS (Cost $625,565)	679,962

	WARRANTS — 0.8%
100	Atlas Fintech Holdings Corp., Exercise Price $13,000, Expiration Date, 12/30/2021(a)(b)(d)(f)	—
44	Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date, 12/30/2022(a)(b)(d)(f)	—
475	Atlas Fintech Holdings Corp., Exercise Price $8,000, Expiration Date, 12/30/2021(a)(b)(d)(f)	—
1,442	Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date, 1/21/2028(a)(b)(d)(f)(g)	1,846
646,328	Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date, 1/22/2028(a)(b)(d)(e)(f)(g)	1,224,302
	TOTAL WARRANTS (Cost $0)	1,226,148

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2020

Interests, Shares, Principal Amount, or Units		Fair Value
	SHORT-TERM INVESTMENTS — 0.8%
1,241,128	Fidelity Institutional Government Portfolio - Institutional Class, 0.01%(l)	$1,241,128
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,241,128)	1,241,128

	TOTAL INVESTMENTS — 98.9% (Cost $126,633,192)	159,980,338
	Other assets less liabilities — 1.1%	1,853,926
	TOTAL NET ASSETS — 100.0%	$161,834,264

ADR – American Depositary Receipt

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

SLP – Special Limited Partnership

(a)	Non-income Producing

(b)	Illiquid Security. As of December 31, 2020 these securities amounted to $141,249,106 representing 87.28% of total net assets.

(c)

On September 16, 2020, common stock shares of the company were registered with the Securities and Exchange Commission. This issue is subject to a 180 day lock-up period after which it will be listed on the New York Stock Exchange and will be freely tradeable.

(d)

Restricted Security. As of December 31, 2020 these securities amounted to $141,249,106 representing 87.28% of total net assets. Please refer to Note 7, Investments in Restricted Securities, in the Notes to the Financial Statements.

(e)	Denotes an investment in an affiliated entity. Please refer to Note 8, Investments in Affiliated Issuers, in the Notes to the Financial Statements.

(f)	Level 3 security in accordance with fair value hierarchy.

(g)

Security fair valued using method determined in good faith by the Fair Value Committee designated by the Board of Trustees. As of December 31, 2020 these securities amounted to $82,822,721 representing 51.18% of total net assets.

(h)	Private Fund. As of December 31, 2020 these securities amounted to $39,720,457 representing 24.54% of total net assets.

(i)	Private Investment Company. As of December 31, 2020 these securities amounted to $23,498,159 representing 14.52% of total net assets.

(j)	Security is in default.

(k)

Payment-in-kind (PIK) security is a security in which the issuer makes interest payments in the form of additional securities, as opposed to cash payouts. These additional securities generally have the same terms as the original holdings.

(l)	Represents the current rate as of December 31, 2020.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Assets and Liabilities As of December 31, 2020

Assets:
Investments in unaffiliated issuers at fair value (cost $70,542,102)	$78,586,445
Investments in affiliated issuers at fair value (cost $56,091,090)	81,393,893
Cash deposited with broker for written options contracts	37,283
Receivables:
Dividends and interest	1,411,262
Fund shares sold	29,922
Prepaid expenses	22,674
Other assets	665,163
Total assets	162,146,642

Liabilities:
Payables:
Fund shares redeemed	29,922
Investment Advisory fees	8,635
Professional fees	88,497
Shareholder servicing fees	28,000
Transfer agent fees and expenses	14,121
Fund accounting and administration fees	25,068
Custody fees	4,363
Distribution fees	35,683
Accrued other liabilities	78,089
Total liabilities	312,378
Commitments and contingencies (Note 10)
Net Assets	$161,834,264

Net Assets Consist of:
Paid in capital (unlimited shares authorized, 25,000,000 shares registered, no par value)	$129,631,827
Total distributable earnings	32,202,437
Net Assets	$161,834,264

Net Assets:
Class A	$76,418,348
Class C	56,451,235
Class I	28,964,681
Net Assets	$161,834,264

Shares of Beneficial Interest Issued and Outstanding:
Class A shares	5,652,706
Class C shares	4,337,622
Class I shares	2,130,448
Total Shares Outstanding	12,120,776

Net Asset Value, Offering Price and Redemption Proceeds Per Share:(1)
Class A	$13.52
Class C(2)	$13.01
Class I	$13.60
Class A - Maximum offering price per share (Net asset value per share divided by 0.9425)(3)	$14.34

(1)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

(2)	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase.

(3)	Reflects a maximum sales charge of 5.75%.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Operations For the year ended December 31, 2020

Investment Income:
Interest from unaffiliated issuers	$715,549 (1)
Dividends from affiliated issuers	694,815
Interest from affiliated issuers	638,001 (2)
Dividends from unaffiliated issuers (net of foreign withholding taxes of $17,955)	553,345
Other income	255,772
Total investment income	2,857,482

Expenses:
Investment Advisory fees (see Note 4)	2,602,318
Legal fees	638,892
Distribution fees - Class C	414,915
Shareholder servicing fees - Class A & Class C	342,320
Transfer agent fees	312,943
Accounting and administration servicing fees	303,493
Pricing and valuation service fees	299,186
Audit fees	284,100
Printing and postage expenses	142,183
Trustees’ fees	94,500
Chief compliance officer fees	80,825
Registration fees	72,461
Chief financial officer fees	63,094
Miscellaneous expenses	28,417
Custodian fees	25,364
Insurance expense	24,694
Total expenses	5,729,705
Expenses waived by Adviser (see Note 4)	(1,068,993)
Net expenses	4,660,712
Net investment loss	(1,803,230)

Realized and Unrealized Gain (Loss) on Investments, written options, and foreign currency:
Net realized gain (loss) on:
Investments in unaffiliated issuers	174,355
Investments in affiliated issuers	(133,542)
Written options contracts	37,861
Foreign currency transactions	(13,196)
Total net realized gain	65,478
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(700,052)
Investments in affiliated issuers	410,566
Foreign currency translations	4,275
Total net change in unrealized depreciation	(285,211)
Net realized and unrealized loss on investments, written options, and foreign currency	(219,733)

Net Decrease in Net Assets from Operations	$(2,022,963)

(1)	Includes payment-in-kind interest of $188,808.

(2)	Includes payment-in-kind interest of $110,889.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statements of Changes in Net Assets

	For the year ended December 31, 2020	For the year ended December 31, 2019
Increase/(Decrease) in Net Assets From:
Operations:
Net investment loss	$(1,803,230)	$(1,247,938)
Net realized gain (loss) on investments, written options contracts, and foreign currency	65,478	(8,622,913)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(285,211)	24,547,091
Net increase (decrease) in net assets resulting from operations	(2,022,963)	14,676,240

Distributions to Shareholders:
Distributions:
Class A	(548,704)	—
Class C	(367,569)	—
Class I	(259,509)	—
Total:	(1,175,782)	—
From other sources (tax return of capital):
Class A	—	(2,301,159)
Class C	—	(1,288,847)
Class I	—	(822,680)
Total:	—	(4,412,686)
Total distributions to shareholders	(1,175,782)	(4,412,686)

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statements of Changes in Net Assets - Continued

	For the year ended December 31, 2020	For the year ended December 31, 2019
Capital Share Transactions:
Net proceeds from Class A shares sold	$9,432,390	$34,124,083
Net proceeds from Class C shares sold	7,073,200	17,098,216
Net proceeds from Class I shares sold	6,223,460	27,493,959
Reinvestment of distributions from Class A shares	—	1,090,416
Reinvestment of distributions from Class C shares	—	1,088,395
Reinvestment of distributions from Class I shares	—	661,696
Cost of Class A shares redeemed	(12,559,239)	(30,119,763)
Cost of Class C shares redeemed	(4,075,284)	(2,590,991)
Cost of Class I shares redeemed	(14,857,991)	(3,395,157)
Redemption fees	7,243	16,452
Capital contribution from affiliate (Note 4)	280,320	663,313
Net increase (decrease) from capital share transactions	(8,475,901)	46,130,619

Net change in net assets	(11,674,646)	56,394,173

Net Assets:
Beginning of year	173,508,910	117,114,737
End of year	$161,834,264	$173,508,910

Share Activity:
Issuance of Class A shares	731,889	2,524,088
Issuance of Class C shares	568,061	1,302,018
Issuance of Class I shares	482,244	1,999,921
Class A shares reinvested	—	80,385
Class C shares reinvested	—	82,487
Class I shares reinvested	—	47,928
Class A shares redeemed	(935,430)	(2,197,236)
Class C shares redeemed	(314,287)	(194,887)
Class I shares redeemed	(1,099,207)	(245,199)
Net increase (decrease) in shares of beneficial interest outstanding	(566,730)	3,399,505

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Cash Flows

For the year ended December 31, 2020
Cash flows from operating activities:
Net decrease in net assets from operations	$(2,022,963)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of investments	(53,217,813)
Sales of short term investments, net	2,380,847
Proceeds from sales of investments	61,539,781
Proceeds from written options	44,685
Closed written options	(6,824)
Net realized gain from investments	(40,813)
Net realized gain from written options contracts	(37,861)
Net realized loss from foreign currency transactions	13,196
Net unrealized depreciation on investments	289,486
Net unrealized appreciation on foreign currency translations	(4,275)
Return of capital and non-income distributions	(160,117)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due from Investment Adviser	681,549
Dividend and interest receivable	(423,425)
Return of capital receivable	449,580
Receivable for investment securities sold	55,556
Other assets	115,055
Prepaid expenses	(12,103)
Increase/(Decrease) in liabilities:
Payable to Investment Adviser	8,635
Payable for professional fees	(33,064)
Payable for shareholder servicing fees	(591)
Payable for fund accounting and administration fees	(1,285)
Payable for custody fees	(1,200)
Payables for transfer agent fees and expenses	(12,769)
Payable for distribution fees	409
Accrued other liabilities	(11,863)
Net cash provided from operating activities	9,591,813

Cash flows from financing activities:
Proceeds from shares sold	22,835,124
Cost of shares redeemed, net of redemption fees	(31,485,271)
Cash distributions paid, net of reinvestment	(1,175,782)
Capital contributions from affiliates	280,320
Net cash used by financing activities	(9,545,609)

Effects of foreign currency exchange rate changes in cash	(8,921)

Net change in cash	37,283

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Cash Flows - Continued

For the year ended December 31, 2020
Cash and cash equivalents
Cash at beginning of year	$—
Cash held at brokers at beginning of year	—
Total cash and cash equivalents at beginning of year	—

Cash held at end of year	—
Cash held at brokers at end of year	37,283
Total ending cash and cash equivalents at end of year	$37,283

Supplemental disclosure of non-cash activity:
Reinvestment of distributions	$—

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class A

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2020(1)		For the year ended December 31, 2019(1)		For the year ended December 31, 2018(1)	For the year ended December 31, 2017(1)	For the year ended December 31, 2016(1)
Net asset value, beginning of period	$13.78		$12.69		$13.21	$11.81	$10.79

Income from Investment Operations:
Net investment income (loss)(2)	(0.12)		(0.08)		0.06	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	(0.05)		1.55		(0.23)	1.80	1.19
Total from investment operations	(0.17)		1.47		(0.17)	1.76	1.20
Less Distributions:
From return of capital	—		(0.38)		(0.32)	(0.18)	(0.18)
From net realized gains	(0.09)		—		(0.03)	(0.18)	—
Total distributions	(0.09)		(0.38)		(0.35)	(0.36)	(0.18)
Net asset value, end of period	$13.52		$13.78		$12.69	$13.21	$11.81

Total return(3)	(1.24	)%(4)	11.65	%(5)	(1.38)%	15.07%	11.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76,418		$80,692		$69,143	$61,568	$31,686
Ratio of gross expenses to average net assets(6)(7)	3.12%		2.97%		3.21%	3.32%	4.73%
Ratio of net expenses to average net assets(6)(8)	2.50%		2.50%		2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets(6)(9)	(0.85)%		(0.63)%		0.45%	(0.35)%	0.07%
Portfolio turnover rate	32%		29%		31%	51%	55%

(1)	Redemption fees consisted of per share amounts of less than $0.01.

(2)	Per share amounts calculated using the average shares method.

(3)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a maximum sales load or offering price. If the sales charge was included total returns would be lower. The maximum sales load in 2016 was 6.00% of offering price. Effective October 20, 2017 the maximum sales load was changed to 5.75% of offering price.

(4)	Total return would have been (1.39)% absent the Capital Contribution from the Adviser (see Note 4).

(5)	Total return would have been 11.24% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31,2019).

(6)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

(8)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class C

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2020		For the year ended December 31, 2019(1)		For the year ended December 31, 2018(1)	For the year ended December 31, 2017	For the period ended December 31, 2016(2)
Net asset value, beginning of period	$13.37		$12.40		$13.02	$11.73	$10.68

Income from Investment Operations:
Net investment loss(3)	(0.21)		(0.18)		(0.02)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.06)		1.50		(0.25)	1.78	1.25
Total from investment operations	(0.27)		1.32		(0.27)	1.65	1.18
Less Distributions:
From return of capital	—		(0.35)		(0.32)	(0.18)	(0.13)
From net realized gains	(0.09)		—		(0.03)	(0.18)	—
Total distributions	(0.09)		(0.35)		(0.35)	(0.36)	(0.13)
Net asset value, end of period	$13.01		$13.37		$12.40	$13.02	$11.73

Total return(4)	(2.03	)%(5)	10.74	%(6)	(2.18)%	14.23%	11.10	%(7)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$56,451		$54,614		$35,888	$18,435	$4,951
Ratio of gross expenses to average net assets(8)(9)	3.87%		3.72%		3.96%	4.07%	5.63	%(10)
Ratio of net expenses to average net assets(8)(11)	3.25%		3.25%		3.25%	3.25%	3.25	%(10)
Ratio of net investment loss to average net assets(8)(12)	(1.59)%		(1.40)%		(0.20)%	(1.08)%	(0.77	)%(10)
Portfolio turnover rate	32%		29%		31%	51%	55	%(7)

(1)	Redemption fees consisted of per share amounts of less than $0.01.

(2)	Reflects operations for the period from March 14, 2016 (inception date) to December 31, 2016.

(3)	Per share amounts calculated using the average shares method.

(4)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase. If the sales charge was included total returns would be lower.

(5)	Total return would have been (2.18)% absent the Capital Contribution from the Adviser (see Note 4).

(6)	Total return would have been 10.33% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31,2019).

(7)	Not annualized.

(8)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

(10)	Annualized.

(11)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(12)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class I

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2020(1)		For the year ended December 31, 2019		For the year ended December 31, 2018	For the period ended December 31, 2017(2)
Net asset value, beginning of period	$13.91		$12.79		$13.27	$12.26

Income from Investment Operations:
Net investment income (loss)(3)	(0.09)		(0.06)		0.17	0.02
Net realized and unrealized gain (loss) on investments	(0.13)		1.58		(0.31)	1.30
Total from investment operations	(0.22)		1.52		(0.14)	1.32
Less Distributions:
From return of capital	—		(0.41)		(0.32)	(0.13)
From net realized gains	(0.09)		—		(0.03)	(0.18)
Total distributions	(0.09)		(0.41)		(0.35)	(0.31)
Redemption Fees:	—		0.01		0.01	—
Net asset value, end of period	$13.60		$13.91		$12.79	$13.27

Total return	(1.58	)%(4)	12.06	%(5)	(1.07)%	10.87	%(6)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,965		$38,203		$12,084	$283
Ratio of gross expenses to average net assets(7)(8)	2.87%		2.72%		2.96%	3.24	%(9)
Ratio of net expenses to average net assets(7)(10)	2.25%		2.25%		2.25%	2.25	%(9)
Ratio of net investment income (loss) to average net assets(7)(11)	(0.63)%		(0.42)%		1.27%	0.26	%(9)
Portfolio turnover rate	32%		29%		31%	51	%(6)

(1)	Redemption fees consisted of per share amounts of less than $0.01.

(2)	Reflects operations for the period from April 28, 2017 (inception date) to December 31, 2017.

(3)	Per share amounts calculated using the average shares method.

(4)	Total return would have been (1.80)% absent the Capital Contribution from the Adviser (see Note 4).

(5)	Total return would have been 11.58% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31,2019).

(6)	Not annualized.

(7)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

(9)	Annualized.

(10)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(11)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Notes to Financial Statements December 31, 2020

1. ORGANIZATION

Wildermuth Endowment Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013, and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

The Fund is engaged in a continuous offering, up to a maximum of 25 million shares of beneficial interest, and operates as an interval fund that offers to make quarterly repurchases of shares at the Fund’s net asset value (“NAV”). The Fund currently offers three different classes of shares: Class A, Class C, and Class I shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and follows the accounting and reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financials Services – Investment Companies.

Investment Valuation – For purposes of determining the NAV of the Fund, and as applicable, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Committee shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price, or, in the case of securities not reported by NASDAQ, a comparable source, as the Fair Value Committee deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

Non-U.S. dollar denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

If market quotations are not readily available, securities are valued at fair values as determined in good faith by the Board of Trustees (the “Board”). The Board has delegated the day-to-day responsibility for determining these fair values, in accordance with the policies it has approved, to the Fair Value Committee, subject to Valuation Committee and ultimately Board oversight. The Fair Value Committee will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Valuation Committee and the Board will review any securities valued by the Fair Value Committee in accordance with the Fund’s valuation policies during these periodic reports.

As a general matter, the fair value of the Fund’s interest in Investment Funds that are Commodity and Natural Resource Investments, Direct Real Estate, Hedge Funds, Private Equity Funds, Private Real Estate Investments, and Public Real Estate Investments (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Fair Value Committee, acting under the Valuation Committee and ultimately the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Fair Value Committee will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. Investments private equity debt instruments initially will be valued at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value based on payment history, market conditions, collateral of underlying debt and credit quality of borrower. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. Eastern Time. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations, as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Fund’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Fund’s Fair Value Committee on an ongoing basis as information becomes available but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Fund’s Board on a quarterly basis. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Fund determines its net asset value per share.

US GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of December 31, 2020:

			Fair Value Measurements at the End of the Reporting Period Using
Investment in Securities	Practical Expedient**		Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Public Equities*	$—		$15,089,091	$—	$—	$15,089,091
Exchange Traded Funds*	—		4,243,824	—	—	4,243,824
Commodity & Natural Resource Investments	1,416,911	(1)(7)(8)	—	—	1,313,302	2,730,213
Direct Private Equity	—		—	—	65,109,098	65,109,098
Direct Real Estate	1,545,782	(2)(7)(8)	—	—	7,475,574	9,021,356
Hedge Funds	5,809,954	(3)(7)(8)	—	—	—	5,809,954
Private Equity Debt	—		—	—	21,139,112	21,139,112
Private Equity Funds	14,001,937	(4)(7)(9)	—	—	180,207	14,182,144
Private Real Estate Investments	18,997,888	(5)(7)(10)	—	—	—	18,997,888
Public Real Estate Investments	510,420	(6)(7)(8)	—	—	—	510,420
Real Estate Loans	$—		$—	$—	$679,962	$679,962
Warrants	—		—	—	1,226,148	1,226,148
Short Term Investments	—		1,241,128	—	—	1,241,128
Total	$42,282,892		$20,574,043	$—	$97,123,403	$159,980,338

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

The following footnotes represent the Fund’s investments, valued using net asset value as a practical expedient, and their attributes as of December 31, 2020. The investments listed are grouped by security type.

(1)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Casillas Petroleum Resource Partners, LLC	504,582	—	Not Applicable	Not Applicable	Capital Gains	Operating oil and gas company	N/A	Until Asset is Sold	No redemption rights
	Kayne Anderson Energy Fund VII LP	730,471	220,319	Not Applicable	Not Applicable	Capital Gains	Purchase oil and gas companies; extraction and production companies.	N/A	Up to 8 years	Up to 8 years
	Midcon Holdco Partners, LLC	181,858	—	Not Applicable	Not Applicable	Capital Gains	Operating oil and gas company	N/A	Until Asset is Sold	No redemption rights

(2)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Brookwood SFL Investor Co-Investment Vehicle, LLC	1,545,782	—	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate	N/A	Until Asset is Sold	No redemption rights

(3)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Altegris Millennium Fund LP	1,361,913	—	Quarterly	Not Applicable	Capital Gains and Income	Multistrategy hedge fund	N/A	Open Ended	5% quarterly tenders at the fund level with 90 days notice
	CRC Bond Opportunity Trading Fund LP	2,962,128	—	Monthly	90 days	Capital Gains and Income	Opportunistic, event-driven credit fund focused on subordinated debt, preferred equity, and additional Tier 1 capital of banks and financial firms.	12 months	Open Ended	Monthly redepemptions with 90 days notice

	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	EJF Trust Preferred Fund LP	714,739	—	Not Applicable	Not Applicable	Capital Gains and Income	Event driven with focus on financials	3 years	Up to 3 years	Up to 3 years
	Rosebrook Opportunities Fund LP	771,174	747,568	Quarterly	Not Applicable	Capital Appreciation	Buying distressed hedge fund assets	N/A	Up to 5 years	Up to 5 years

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

(4)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Abbott Secondary Opportunities LP	1,273,334	111,068	Not Applicable	Not Applicable	Capital Gains	Purchase private equity funds on secondary market	Not Applicable	Up to 6 years	Up to 6 years
	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	2,371,917	819,724	Not Applicable	Not Applicable	Capital Gains and Dividends	Purchase private equity funds on the secondary market with exposure to Asian small to mid-sized privately owned companies.	Not Applicable	Up to 10 years	Up to 10 years
	Committed Advisors Secondary Fund III	1,678,950	653,445	Not Applicable	Not Applicable	Capital Gains	Private equity fund with a global focus	Not Applicable	Up to 8 years	Up to 8 years
	EJF Sidecar Fund, Series LLC - Small Financial Equities Series	1,001,944	—	Not Applicable	Not Applicable	Capital Gains and Dividends

Invests in equity of small depository institutions, including without limitation financial institutions that are impacted directly or indirectly by: (1) bank and thrift recapitalizations and/or restructurings; (2) merger and acquisition activity; and (3) government financial reform related policies.

								Not Applicable	Up to 5 years	Up to 5 years
	Greenspring Opportunities V, LP	714,498	58,500	Not Applicable	Not Applicable	Capital Appreciation	Direct investments in growth stage companies	Not Applicable	Up to 9 years	Up to 9 years
	Madryn Health Partners LP	2,275,303	508,681	Not Applicable	Not Applicable	Capital Gains	Invests in commercial-stage healthcare companies	Not Applicable	Up to 5 years	Up to 5 years
	PineBridge Secondary Partners IV SLP	1,286,216	788,256	Not Applicable	Not Applicable	Capital Appreciation	Private equity fund of funds	Not Applicable	Up to 9 years	Up to 9 years
	Star Mountain Diversified Credit Income Fund III LP	2,429,147	2,500,000	Not Applicable	Not Applicable	Capital Appreciation	Structured Credit	Not Applicable	Up to 12 years	Up to 12 years
	Star Mountain Diversified Small Business Access Fund II LP	970,628	78,000	Not Applicable	Not Applicable	Capital Appreciation	Structured Credit	Not Applicable	Up to 9 years	Up to 9 years

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

(5)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	ARCTRUST, Inc.	1,211,259	—	Suspended	30 days	Capital Appreciation and Income	Development, acquisition and financing of commercial properties	3 years	Until Assets Are Sold	No redemption rights
	Carlyle Europe Realty Fund, S.C.Sp	3,619,203	2,227,403	Not Applicable	Not Applicable	Capital Appreciation and Income	Primary focus is on large, more liquid Western European markets. Seek to invest at the intersection of hard asset and private equity.	Not Applicable	Up to 6 years	Up to 6 years
	Cottonwood Residential II, Inc.	3,378,755	—	Suspended	Not Applicable	Capital Appreciation and Income	Development, acquisition and financing of multi-family properties.	1 year	Up to 5 years	Beginning 18 months after the Offering Termination Date and continuing thereafter, the purchase price for the repurchased Shares will be equal to 95% of the net asset value of the Shares
	Cygnus Property Fund V, LLC	2,842,114	—	Not Applicable	Not Applicable	Capital Appreciation and Income	Distressed debt/special situation and opportunistic real estate investments.	Not Applicable	Up to 4 years	Up to 4 years
	Harbert Seniors Housing Fund I LP	1,486,431	181,617	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	Not Applicable	Up to 8 years	Up to 8 years
	Harbert Seniors Housing Fund II LP	1,074,651	3,761,926	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	Not Applicable	Up to 11 years	Up to 11 years
	PRISA III Fund LP	1,803,886	512,193	Quarterly	90 days	Capital Appreciation and Income	Diversified value-add real estate portfolio that targets above average real estate returns.	Not Applicable	Open Ended	Redemptions offered on a quarterly basis with 90 days notice
	RRA Credit Opportunity Fund LP	1,940,879	241,679	Not Applicable	Not Applicable	Current Income	Real estate backed lending	Not Applicable	Up to 2 years	Up to 2 years
	Shopoff Land Fund III	33,053	—	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	Not Applicable	Up to 2 years	Up to 2 years
	Stonehill Strategic Hotel Credit Opportunity Fund II LP	1,021,141	—	Not Applicable	Not Applicable	Capital Appreciation and Income	Value added lending to hospitality assets	Not Applicable	Up to 6 years	Up to 6 years
	Walton Street Real Estate Fund VIII LP	586,516	537,302	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	Not Applicable	Up to 9 years	Up to 9 years

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

(6)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Highlands REIT, Inc.	38,296	—	Not Applicable	Not Applicable	Capital Gains and Income	Real Estate Investment Trust	Not Applicable	Up to 6 years	Up to 6 years
	Inventrust Properties Corp.	442,988	—	Not Applicable	Not Applicable	Capital Gains and Income	Real Estate Investment Trust	Not Applicable	Until Assets Are Sold	No redemption rights
	Phillips Edison & Company, Inc.	29,136	—	Suspended	Not Applicable	Capital Gains and Income	Real Estate Investment Trust	Not Applicable	Until a liquidity event	Share repurchase rpogram is suspended

(7)

Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(8)	These investments are domiciled in the United States.

(9)

These investments are domiciled in the United States with the exception of Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund which is domiciled in Luxembourg and and Committed Advisors Secondary Fund III which is domiciled in France.

(10)	These investments are domiciled in the United States with the exception of Carlyle Europe Realty Fund S.C.Sp. which is domiciled in Luxembourg

The transfers out of Level 3 in the following table represent securities now being valued using net asset value per share practical expedient, which is not included in the fair value measurement hierarchy. The transfer into Level 3 represents a security that was previously valued using net asset value per share practical expedient, but is now considered a Level 3 security as of December 31, 2020.

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2020	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net realized gain (loss)	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance December 31, 2020
Commodity & Natural Resource Investments	$3,580,992	$—	$(952,711)	$—	$—	$—	$—	$(1,314,979)	$1,313,302
Direct Private Equity	55,326,942	—	—	10,038,176	—	—	—	(256,020)	65,109,098
Direct Real Estate	11,224,441	—	—	—	(4,083,220)	33,776	—	300,577	7,475,574
Private Equity Debt	10,542,418	—	—	20,999,690	(10,906,995)	19,556	—	484,443	21,139,112
Private Equity Funds	155,838	500,000	—	—	—	—	—	(475,631)	180,207
Real Estate Loans	4,474,533	—	—	—	(3,560,057)	19,323	(90,000)	(163,837)	679,962
Warrants	2,007,084	—	—	—	—	—	—	(780,936)	1,226,148
	$87,312,248	$500,000	$(952,711)	$31,037,866	$(18,550,272)	$72,655	$(90,000)	$(2,206,383)	$97,123,403

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of December 31, 2020 is $(1,018,302).

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

The following is a summary of quantitative information about significant unobservable valuation inputs determined by management for Level 3 Fair Measurements for investments held as of December 31, 2020:

Type of Level 3 Investment	Fair Value as of December 31, 2020	Valuation Technique	Unobservable Inputs	Range	Weighted Average	Impact to Valuation from an Increase in Input
Commodity & Natural Resource Investments	$1,313,302	Income Approach	NYMEX future strip for WTI crude oil	$42.73/bbl - $48.52/bbl	$44.60	Increase
			NYMEX future strip for Henry Hub gas	$0.60/MCF-$2.56/MCF	$2.17	Increase
			Discount Rate	10%-35%	23.58%	Decrease

Direct Real Estate	7,475,574	Income Approach	Discount Rate	18%	18.00%	Decrease
		Market Approach	Cap Rate	6.25-6.80	6.64	Decrease

Private Equity
Direct Private Equity	11,604,587	Guideline company comparison	Projected revenue multiple	0.2x	0.2	Increase
	2,800,673		LTM Revenue multiple	4.0x	4.0x	Increase
	3,506,893		Book Multiple	1.05x	1.05x	Increase

	24,515,101	Probability-Weighted Expected Return Model	Time to Liquidity	2-3.5 year	2.7	Decrease
			Exit Multiple	2.5x-9x	5.4	Increase
			Discount Rate	40%	40%	Decrease

	22,506,845	Guideline company comparison &	Projected revenue multiple	1.5x-5.0x	4.0	Increase
		Option pricing method	Time to Liquidity	2-3	2.3	Decrease
			Volatility	65%-75%	68.82%	Increase
			Risk Free Rate	.13%-.16%	0.13%	Decrease

Private Equity Debt	7,693,391	Income Approach	Discount Rate	27.5%-40.0%	30.18%	Decrease

Private Equity Funds	180,207	Market Approach	Discount Rate	45.00%	45.00%	Decrease

Warrants	1,226,148	Guideline company comparison	Projected revenue multiple	6.0x	6.0x	Increase

		Option pricing method	Time to Liquidity	2.0	2.0	Decrease
			Volatility	75%	75%	Increase
			Risk Free Rate	0.13%	0.13%	Decrease

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

The following is a summary of quantitative information about significant unobservable valuation inputs not determined by management for Level 3 Fair Measurements for investments held as of December 31, 2020:

Type of Level 3 Investment	Fair Value as of December 31, 2020	Valuation Technique
Direct Private Equity	$174,999	Recent Transaction Value
Private Equity Debt	13,445,721	Recent Transaction Value
Real Estate Loans	679,962	Face Value

Portfolio Investment Classification – The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from gross investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from gross investment income and distributions from net realized gains are recorded on ex- dividend date and determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

LIBOR Transition Risk – Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on the Fund’s investments, performance or financial condition.

Investment Companies – The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as exchange-traded funds, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for tax years open for the current and prior three years. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the year ended December 31, 2020, the Fund had contributions to capital due to redemption fees in the amount of $7,243.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended December 31, 2020, amounted to $53,217,813 and $61,539,781, respectively.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

4. ADVISORY FEE AND FUND TRANSACTIONS

Subsequent to December 31, 2019, it was determined that the valuation of the Fund’s investments in several issuers was determined without appropriately observable inputs during the period beginning in March 2019 through at least December 31, 2019. The Adviser reimbursed the Fund in the amount of approximately $200,000 for overpayments on share repurchase payments made to investors that redeemed shares during 2020 resulting from these valuations. Additionally, the Adviser reimbursed the Fund for advisory fees that were paid to the Advisor and attributable to overstated net assets.

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.50% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Adviser earned $2,602,318 in advisory fees.

Expense limitation agreement – The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares (the “Expense Limitation”), respectively, through July 31, 2021. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Fund’s Board of Trustees. The Expense Limitation Agreement will remain in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board of Trustees. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. During the year ended December 31, 2020, the Adviser did not recoup any expenses. As of December 31, 2020, $588,786 is subject to recoupment through December 31, 2021, $560,478 through December 31, 2022, and $925,074 through December 31, 2023.

Distribution Agreement – The Fund has adopted a Distribution Agreement (the “Agreement”). The Agreement provides that a monthly distribution fee is calculated at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C. Class A and Class I shares are not currently subject to a distribution fee. For the year ended December 31, 2020, $414,915 had been accrued for Class C distribution fees.

Shareholder Services Plan – The Fund has adopted a Shareholder Services Plan and Agreement (the “Plan). The Plan provides that a monthly service fee is calculated up to an annual rate equal to 0.25% of average daily net assets separately attributable to Class A and Class C shares. Class I shares are not included under the Plan and are not subject to a 0.25% average daily net asset fee. For the year ended December 31, 2020, Class A had accrued $204,015 in shareholder service fees and Class C had accrued $138,305.

Trustees – Each Independent Trustee receives a retainer of $5,000 per year, plus $2,500 for each board or board committee meeting the trustee attends in person ($3,000 for attendance by the chairperson of the audit committee at each meeting of the audit committee), or $500 for each meeting the trustee attends telephonically. If there is a meeting of the Board and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairperson of the audit committee if there is a meeting of such committee) for an in person meeting and $750 ($1,000 for the chairperson of the audit committee if there is a meeting of such committee) for meetings attended telephonically. No “interested persons” who serve as Trustees of the Fund received any compensation for their services as Trustees. None of the executive officers received compensation from the Fund.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

5. FEDERAL TAX INFORMATION

At December 31, 2020, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$127,945,472
Gross unrealized appreciation	$43,937,685
Gross unrealized depreciation	(11,902,819)
Net unrealized appreciation on investments	$32,034,866

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in partnerships.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings. These reclassifications relate primarily to the differing tax treatment of income from paydowns, net operating losses, distributions and income from partnership investments, and foreign currency gains and losses.

Increase (Decrease)
Paid in Capital	Distributable Earnings
$(6,702,743)	$6,702,743

As of December 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	166,777
Accumulated earnings	$166,777
Accumulated capital and other losses	—
Net unrealized appreciation on investments	32,034,866
Net unrealized appreciation on foreign currency translations	794
Total accumulated earnings/(deficit)	$32,202,437

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gains	1,175,782	—
Return of capital	—	4,412,686
Total distributions paid	$1,175,782	$4,412,686

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended December 31, 2020, the Fund utilized $6,157,073 of short-term non-expiring capital loss carryovers.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended December 31, 2020, the Fund completed four quarterly repurchase offers. The results of those repurchase offers were as follows:

Repurchase Pricing Date	January 30, 2020	July 21, 2020	August 21, 2020		October 30, 2020
% of Shares Offered - Total Fund	5.00%	5.00%	5.25	%*	5.00%
Number of Shares Offered - Total Fund	657,503	672,655	677,600		632,376
Pricing Date Net Asset Value - Class A	$14.36	$13.32	$13.31		$13.18
Pricing Date Net Asset Value - Class C	$13.95	$12.89	$12.85		$12.70
Pricing Date Net Asset Value - Class I	$14.49	$13.46	$13.38		$13.25
Number of Shares Tendered - Class A	136,866	579,569	545,020		889,627
Number of Shares Tendered - Class C	33,815	254,987	157,177		221,191
Number of Shares Tendered - Class I	145,202	784,788	810,014		893,242
Number of Shares Repurchased - Class A	136,866	240,771	264,529		280,711
Number of Shares Repurchased - Class C	33,815	105,881	67,012		69,722
Number of Shares Repurchased - Class I	145,202	326,003	346,059		281,943
% of Shares Tendered - Total Fund	2.40%	12.04%	11.72%		15.85%
% of Shares Repurchased - Total Fund	2.40%	5.00%**	5.25	%**	5.00%**

*	At the sole discretion of the Board, the Fund is permitted to repurchase up to an additional 2% of the outstanding shares bringing the total eligible Repurchase Offer Amount to 7%.

**	Repurchases were made on a pro-rata basis.

7. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Additional information on each restricted security held by the Fund on December 31, 2020 is as follows:

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Abbott Secondary Opportunities LP	April 13, 2017	—	$592,451	$1,273,334	0.79%
Affinity Beverages, LLC	February 21, 2020	41,751	175,000	174,999	0.11%
Altegris Millennium Fund LP	December 20, 2018	—	1,000,000	1,361,913	0.84%
ARCTRUST, Inc.	June 30, 2016	95,075	931,851	1,211,259	0.75%

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Atlas Fintech Holdings Corp. - Class A Share Interests	December 20, 2016	684	$3,126,329	$3,506,893	2.17%
Atlas Fintech Holdings Corp., Exercise Price $13,000, Expiration Date, 12/30/2021	December 20, 2016	100	—	—	0.00%
Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date, 12/30/2022	December 20, 2016	44	—	—	0.00%
Atlas Fintech Holdings Corp., Exercise Price $8,000, Expiration Date, 12/30/2021	December 23, 2019	475	—	—	0.00%
Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	April 2, 2018	—	2,090,961	2,371,917	1.47%
Broadstone Net Lease, Inc.	September 12, 2019	94,117	1,999,986	1,842,811	1.14%
Brookwood SFL Investor Co-Investment Vehicle, LLC	November 3, 2017	—	917,983	1,545,782	0.96%
Carlyle Europe Realty Fund, S.C.Sp.	December 19, 2018	3,197,572	3,650,506	3,619,203	2.24%
Casillas Petroleum Resource Partners, LLC	October 11, 2016	1,000	1,000,000	504,582	0.31%
Clear Guide Medical, Inc. - Series A Preferred Stock	April 19, 2016	2,500	2,250,000	3,931,539	2.43%
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	March 6, 2018	134,898	500,000	788,552	0.49%
Clear Guide Medical, Inc. - Series A-3 Preferred Stock	July 16, 2018	770,489	2,835,394	4,283,658	2.65%
Clearsense, LLC - Class C Preferred Shares	February 20, 2019	1,543,074	6,799,865	12,420,172	7.67%
Clearsense, LLC - Convertible Note, 8.00%, 10/30/2022	November 5, 2020	1,500,000	1,500,000	1,755,000	1.08%
CM Funding, LLC	December 14, 2018	1,876,034	1,876,034	713,430	0.44%
Committed Advisors Secondary Fund III	March 30, 2017	—	1,231,729	1,678,950	1.04%
Content Management Live, LLC	December 17, 2019	298,200	298,200	120,000	0.07%
Cottonwood Residential II, Inc.	June 12, 2019	157,812	2,781,690	3,378,755	2.09%
CRC Bond Opportunity Trading Fund LP	June 7, 2019	—	2,500,000	2,962,128	1.83%
Cygnus Property Fund V, LLC	October 30, 2018	—	1,758,306	2,842,114	1.76%
Dog Wood Park of Northeast Florida, LLC	March 21, 2017	439,716	382,000	755,484	0.47%
DSI Digital, LLC - Series A Convertible Preferred Units	November 29, 2017	5,115,032	7,560,000	15,511,352	9.58%
EJF Sidecar Fund, Series LLC - Small Financial Equities Series	October 25, 2017	—	977,661	1,001,944	0.62%
EJF Trust Preferred Fund LP	August 23, 2017	—	579,861	714,739	0.44%

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
EJF Trust Preferred Master Fund LP, 16.00%, 4/16/2022	April 16, 2020	264,412	$264,412	$264,412	0.16%
GigaPro, Inc. - Common Units	August 8, 2019	8,800,000	2,758,800	9,172,932	5.67%
GigaPro, Inc. - Convertible Note, 12.00%, 10/1/2022	October 2, 2020	1,875,000	1,875,000	1,875,000	1.16%
GigaPro, Inc. - Series Seed-1 Preferred Units	August 5, 2020	309,150	458,001	447,423	0.28%
GigaPro, Inc. - Series Seed-2 Preferred Units	July 15, 2020	1,288,103	1,526,647	1,864,232	1.15%
GPB Automotive Portfolio LP	March 13, 2015	10	500,000	113,142	0.07%
Gravity Ranch Fund I LP	June 13, 2017	—	500,000	67,065	0.04%
Greenspring Opportunities V LP	January 18, 2018	—	591,500	714,498	0.44%
Harbert Seniors Housing Fund I LP	February 24, 2017	—	1,239,578	1,486,431	0.92%
Harbert Seniors Housing Fund II LP	September 10, 2019	—	1,234,566	1,074,651	0.66%
Highlands REIT, Inc.	April 28, 2016	136,771	34,827	38,296	0.02%
Inventrust Properties Corp.	March 2, 2015	153,283	330,076	442,988	0.27%
Kayne Anderson Energy Fund VII LP	September 12, 2016	—	1,973,600	730,471	0.45%
LaGrange Senior Living, LLC - Class A Interests	September 11, 2019	1,800,000	1,800,000	1,977,774	1.22%
Level ATI HoldCo, LLC - Class A	September 10, 2018	—	1,690,000	2,800,673	1.73%
Madryn Health Partners LP	September 28, 2018	—	2,111,406	2,275,303	1.41%
Metro Diner, LLC - Series B Units	November 16, 2017	3,500,000	2,276,542	2,148,205	1.33%
Metro Diner, LLC - Series II Common Units	November 16, 2017	1,880,968	1,223,458	858,692	0.53%
Midcon Holdco Partners, LLC	December 29, 2020	182	181,858	181,858	0.11%
Park City (PCG), 12.00%, 1/1/2021	March 16, 2018	679,962	625,565	679,962	0.42%
Phillips Edison & Company, Inc.	February 3, 2016	3,330	23,446	29,136	0.02%
PineBridge Secondary Partners IV SLP	September 19, 2017	—	1,139,683	1,286,216	0.79%
Polara Builder II, LLC	June 15, 2018	—	4,050,389	4,742,316	2.93%
PRISA III Fund LP	September 26, 2017	858	1,487,807	1,803,886	1.11%
Reef Capital Partners, LLC - Series A Preferred Units, 8.00%, 12/28/2022	December 28, 2020	7,174	6,812,923	7,173,809	4.43%
Rosebrook Opportunities Fund LP	February 2, 2017	—	1,167,567	771,174	0.48%
RRA Credit Opportunity Fund LP	December 12, 2017	—	1,555,587	1,940,879	1.20%
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date, 1/21/2028	February 6, 2018	1,442	—	1,846	0.00%

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Sequin, Inc. - Convertible Note, 8.00%, 7/20/2023	July 22, 2020	2,098,889	$2,098,889	$2,098,889	1.30%
Shopoff Land Fund III LP	April 28, 2015	56	40,203	33,053	0.02%
Star Mountain Diversified Credit Income Fund III LP	June 20, 2019	—	2,380,596	2,429,147	1.50%
Star Mountain Diversified Small Business Access Fund II LP	June 2, 2017	—	793,672	970,628	0.60%
Stonehill Strategic Hotel Credit Opportunity Fund II LP	July 18, 2016	702,851	702,850	1,021,141	0.63%
The Work Shop Limited T/A RIP Global - Convertible Note, 12.00%, 1/20/2023	July 22, 2020	2,033,611	2,033,611	2,033,611	1.26%
Thunder Investment Partners, LLC	November 2, 2018	2,080,000	2,080,000	599,872	0.37%
Walton Street Real Estate Fund VIII LP	May 24, 2017	—	480,945	586,516	0.36%
Waratek, Ltd. - Convertible Note, 12.00%, 3/25/2021	March 25, 2019	3,191,374	3,191,374	4,289,342	2.65%
Waratek, Ltd. - Series B-1	June 5, 2018	635,838	2,990,569	3,013,984	1.86%
Waratek, Ltd. - Series B-2	December 28, 2017	756,826	3,696,940	4,065,792	2.51%
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date, 1/22/2028	June 5, 2018	646,328	—	1,224,302	0.76%
WG Pitts Caribbean, LLC - Common Units	October 12, 2018	—	426,040	—	0.00%
WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2023	August 14, 2020	2,623,158	2,197,118	1,649,049	1.02%
			$111,861,852	$141,249,106

8. INVESTMENTS IN AFFILIATED ISSUERS

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2020 and may include acquisitions of new investments, prior year holdings that became affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Beginning balance January 1, 2020	Purchases or Conversions	Sales or Conversions	Change in securities meeting the definition of an affiliated investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value December 31, 2020	Investment Income
Atlas Fintech Holdings Corp.
- Class A Share Interests(1)	$1,272,000	$1,620,329	$—	$(3,126,329)	$234,000	$—	$—	$—	$—
Atlas Fintech Holdings Corp - Convertible Note,
8.00%, 6/20/2020	1,500,000	—	(1,500,000)	—	—	—	—	—	56,219

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

Security Description	Beginning balance January 1, 2020	Purchases or Conversions	Sales or Conversions	Change in securities meeting the definition of an affiliated investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value December 31, 2020	Investment Income
Atlas Fintech Holdings Corp. Exercise Price $13,000
Expiration Date 12/30/2021(1)	$87,955	$—	$—	$—	$(87,955)	$—	$—	$—	$—
Atlas Fintech Holdings Corp. Exercise Price $14,950
Expiration Date 12/30/2022(1)	26,642	—	—	—	(26,642)	—	—	—	—
Atlas Fintech Holdings Corp. Exercise Price $8,000
Expiration Date 12/30/2021(1)	1,091,788	—	—	—	(1,091,788)	—	—	—	—
Casillas Petroleum Resource Parnters, LLC(1)	1,286,160	47,289	—	(1,000,000)	(333,449)	—	—	—	—
Clear Guide Medical, Inc.
- Series A Preferred Stock(2)	4,902,056	—	—	—	(970,517)	—	—	3,931,539	—
Clear Guide Medical, Inc.
- Series A-2 Preferred Stock(2)	955,816	—	—	—	(167,264)	—	—	788,552	—
Clear Guide Medical, Inc.
- Series A-3 Preferred Stock(2)	4,248,609	500,000	—	—	(464,951)	—	—	4,283,658	—
Clearsense, LLC
- Convertible Note, 8.00%, 10/30/2022	—	1,500,000	—	—	255,000	—	—	1,755,000	20,712
Clearsense, LLC
- Class C Preferred Shares	8,148,270	3,150,000	—	—	1,121,902	—	—	12,420,172	—
CM Funding, LLC(2)	856,643	—	—	—	(143,213)	—	—	713,430	—
Content Management Live, LLC(2)	250,000	48,200	—	—	(178,200)	—	—	120,000	—
Cygnus Property Fund V, LLC(1)	1,752,097	—	—	(1,758,306)	168,101	—	(161,892)	—	—
Dog Wood Park of Northeast Florida, LLC(3)	—	—	—	382,000	373,484	—	—	755,484	33,383
DSI Digital, LLC
- Series A Convertible Preferred Units(2)	13,191,310	2,560,000	—	—	(239,958)	—	—	15,511,352	—
GigaPro, Inc. - Convertible Note,	—	1,875,000	—	—	—	—	—	1,875,000	37,808
12.00%, 10/1/2022(2)
GigaPro, Inc. - Common Units(2)	7,615,550	—	—	—	1,557,382	—	—	9,172,932	—
GigaPro, Inc. - Series Seed-1 Preferred Units (2)	—	458,001	—	—	(10,578)	—	—	447,423	—
GigaPro, Inc. - Series Seed-2 Preferred Units (2)	—	1,526,647	—	—	337,585	—	—	1,864,232	—
GigaPro, Inc. - Secured Note,
8.00%, 8/7/2021	884,450	556,000	(1,440,450)	—	—	—	—	—	52,369
Gravity Ranch Fund I LP(1)	23,043	—	—	(500,000)	476,957	—	—	—	—
Hauiki Hui, LLC, 9.50%, 12/21/2019	230,672	—	(382,000)	—	151,328	—	—	—	—
LaGrange Senior Living, LLC - Class A Interests(2)	1,800,000	—	—	—	177,774	—	—	1,977,774	282,271
Level ATI HoldCo, LLC - Class A(2)	3,040,100	—	—	—	(239,427)	—	—	2,800,673	—
Park City (PCG), 12.00%, 1/1/2021(3)	—	—	—	625,565	54,397	—	—	679,962	79,896
Polara Builder II, LLC(2)	5,660,763	—	(1,067,990)	—	115,767	33,776	—	4,742,316	412,545
Rosebrook Opportunities Fund LP(2)(3)	—	—	—	1,506,486	(396,393)	—	(338,919)	771,174	—
RS17 Rexburg Preferred LLC	1,434,299	—	(970,000)	—	(464,299)	—	—	—	—
- Series A Preferred Interests(2)
RRA Credit Opportunity Fund LP	975,012	963,316	—	—	180,163	—	(177,612)	1,940,879	—

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

Security Description	Beginning balance January 1, 2020	Purchases or Conversions	Sales or Conversions	Change in securities meeting the definition of an affiliated investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value December 31, 2020	Investment Income
Sequin, Inc. - Convertible Note, 8.00%, 6/28/2022	$1,000,000	$500,000	$(1,500,000)	$—	$—	$—	$—	$—	$66,445
The Work Shop Limited T/A RIP Global - Convertible Note, 10.00%, 5/22/2022	500,000	—	(500,000)	—	—	—	—	—	28,055
Tides Capital Gamma LP	566,324	—	(832,682)	—	433,676	(167,318)	—	—	—
Thunder Investment Partners, LLC(2)	1,438,189	—	—	—	(838,317)	—	—	599,872	—
Waratek, Ltd. - Series B-1	3,149,601	—	—	—	(135,617)	—	—	3,013,984	—
Waratek, Ltd. - Series B-2	3,817,736	—	—	—	248,056	—	—	4,065,792	—
Waratek, Ltd. - Convertible Note, 12.00%, 3/25/2021	1,920,001	1,691,374	—	—	677,967	—	—	4,289,342	—
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date, 01/22/2028	798,853	—	—	—	425,449	—	—	1,224,302	—
WG Pitts Caribbean, LLC - Common Units(2)	—	—	—	—	—	—	—	—	—
WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2023(2)	—	2,197,118	—	—	(548,069)	—	—	1,649,049	121,600
WG Pitts Caribbean, LLC - Promissory Note, 10.00%, 10/12/2020	1,815,745	—	(1,573,960)	—	(241,785)	—	—	—	141,513
	$76,239,684	$19,193,274	$(9,767,082)	$(3,870,584)	$410,566	$(133,542)	$(678,423)	$81,393,893	$1,332,816

(1)

Affiliated security as of December 31, 2019, but no longer meeting the definition to be considered an affiliated investment. The inclusion in the table above is to provide the net change for afiliated securities as a whole. The security is held in the portfolio, see the Schedule of Investments for current value.

(2)	Affliated investments for which ownership exceeds 25% of the Investment Fund’s Capital.

(3)	Security was held in the portfolio as of December 31, 2019 but did not meet the definition of an affiliated investment.

9. OFFERING PRICE PER SHARE

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price, while Class C shares and Class I shares are not subject to a sales charge. Class C shares are subject to a 1% contingent deferred sales charges on shares redeemed during the first 365 days after purchase, while Class A shares and Class I shares are not subject to a contingent deferred sales charge. For the year ended December 31, 2020, the various broker dealers received $277,981 in underwriting commissions for sales of shares. For the year ended December 31, 2020, contingent deferred sales charges in the amount of $2,598 were applied to Class C shareholders.

10. COMMITMENTS

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of December 31, 2020, the Fund had unfunded commitments in the amount of $13,947,681. The Adviser monitors capital call activity and regularly reviews the Fund’s cash position. In the event the Fund receives a capital call in excess of the Fund’s cash position and the Fund has not received enough incoming shareholder subscriptions to meet the capital call requirement, the Adviser would liquidate public security positions held in the Fund’s portfolio to satisfy the capital commitment. Below is a summary of unfunded commitments per security.

Investment	Total Commitment	Unfunded Commitment
Abbott Secondary Opportunities LP	2,000,000	111,068
Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	3,000,000	819,724

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2020

Investment	Total Commitment	Unfunded Commitment
Carlyle Europe Realty Fund, S.C.Sp.	5,000,000	2,227,403	*
Committed Advisors Secondary Fund III	2,447,080	653,445	*
Greenspring Opportunities V LP	650,000	58,500
Harbert Seniors Housing Fund I LP	1,500,000	181,617
Harbert Seniors Housing Fund II LP	5,000,000	3,761,926
Kayne Anderson Energy Fund VII LP	2,500,000	220,319
Madryn Health Partners LP	3,000,000	508,681
PineBridge Secondary Partners IV SLP	2,000,000	788,256
PRISA III Fund LP	2,000,000	512,193
Rosebrook Opportunities Fund LP	3,000,000	747,568
RRA Credit Opportunity Fund LP	2,200,000	241,679
Star Mountain Diversified Small Business Access Fund II LP	1,200,000	78,000
Star Mountain Diversified Credit Income Fund III LP	5,000,000	2,500,000
Walton Street Real Estate Fund VIII LP	1,000,000	537,302

*	Foreign security denominated in Euros (EUR) and converted to US Dollars (USD) based on the December 31, 2020 foreign exchange rate.

11. RECENT MARKET AND ECONOMIC DEVELOPMENTS

Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on January 30, 2021. 721,271 shares of Class A, 926,760 shares of Class C, and 229,639 shares of Class I were tendered. The shares tendered represented 15.44% of the Fund’s outstanding shares on the Repurchase Pricing Date. 233,253 shares of Class A, 300,555 shares of Class C, and 74,134 shares of Class I were repurchased. The shares repurchased were made on a pro-rata basis and represented 5.00% of the Fund’s outstanding shares on the Repurchase Pricing Date.

Wildermuth Endowment Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Wildermuth Endowment Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wildermuth Endowment Fund (the “Company”), including the schedule of investments, as of December 31, 2020, and the related statements of operations, changes in net assets and cash flows for the year then ended, including the related notes (collectively, the “financial statements”) and financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations, changes in net assets, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended December 31, 2019 and the financial highlights for the years ended December 31, 2019, December 31, 2018 and December 31, 2017 were audited by another independent registered public accounting firm whose report dated June 29, 2020, expressed an unqualified opinion on those statement of changes in net assets and financial highlights.

The financial highlights for the year ended December 31, 2016 were audited by another independent registered public accounting firm whose report dated February 28, 2017 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, counterparties, underlying fund advisors or by other audit procedures, where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2020.

WithumSmith+Brown, PC

Orlando, FL
February 28, 2021

Wildermuth Endowment Fund Trustees and Officers December 31, 2020 (Unaudited)

Trustees

Following is a list of the trustees of the Trust and their principal occupation over the last five years.

Independent Trustees
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Anthony Lewis, Age 74	Trustee, Since December 2013	Chairman and CEO of The Lewis Group USA (executive consulting firm)	1

Director, Torotel Inc. (Magnetics, Aerospace and Defense); Member of Special Committee, Risk committee, Past Chairman of the Compensation Committee, and Past member of the audit committee: Trustee, and Alternate Lead Trustee, Northern Lights Fund Trust II (mutual fund complex)

R. Martel Day, Age 71	Trustee, Since December 2013	Principal of NLR Advisory Services, LLC (since 2013)	1

Director, and Member of the Audit Committee, Jones Lang LaSalle Income Property Trust; Director, Inland Bancorp, Inc.; Former Director and Past Chairman, Investment Program Association; Director, SFA Holdings

Randall D. Fretz, Age 68	Trustee, Since December 2013	Principal, Aperio Advisory Services, LLC (since 2017); Consultant/Chief of Staff, Kids II (design/manufacture children’s products)(2014-2016)	1	None

Wildermuth Endowment Fund Trustees and Officers - Continued December 31, 2020 (Unaudited)

Interested Trustees and Officers
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Daniel Wildermuth^, Age 57	Trustee, Chairman of the Board, President and Chief Executive Officer	President and CEO, Wildermuth Advisory, LLC from 2013 to present; CEO, Kalos Capital and associated Kalos companies from 2001 to present; CEO, Wildermuth Asset Management from 2016 to present; CEO, Wildermuth Securities from 2017 to present.	1

Director, Waratek Inc, 2018 to present; Chairman and Director, ClearGuide Medical, Inc. 2016 to present; Director, Institutional Real Estate, 2016 to present; Director, DSI Digital, 2017 to present; Director, Gigapro, 2019 to present; Director, Kingdom Investments, 2018 to present; Director, VirTeca, 2018 to present; Director, Clearsense, 2019 to present.

Carol Wildermuth^, Age 56	Trustee and Executive Vice President	CFO, Wildermuth Advisory 2013 to present; President, Wildermuth Securities 2017 to present; President, Kalos Companies, 2016 to 2019; CFO, Kalos Companies, 2019 to present.	1	Director, Kingdom Investments, 2019 to present.
Gerard Scarpati, Age 65	Treasurer and Chief Financial Officer	Director, Vigilant Compliance, LLC (an investment management services company) from February 2010 to present.	N/A	N/A
Bernadette Murphy, Age 56	Chief Compliance Officer

Director, Vigilant Compliance, LLC from July 2018 to present; Director of Compliance and Operations, B. Riley Dialectic Capital Management, LLC from April 2017 to July 2018; Chief Compliance Officer, Dialectic Capital Management, LP from October 2015 to April 2017; Vice President Administration/Compliance Manager from 2013-2015, Dialectic Capital Management, LLC

			N/A	N/A
Candice Lightfoot^, Age 39	Secretary and Vice President

COO, Wildermuth Advisory, LLC from Dec 2016 to present; Vice President of Operations from 2015 to 2016; Operations Manager from 2013 to 2015; Project Manager, Kalos Financial, Kalos Capital & Kalos Management from 2012 to 2016

			N/A	Director, ClearGuide Medical, Inc., 2018 to present

Wildermuth Endowment Fund Trustees and Officers - Continued December 31, 2020 (Unaudited)

Interested Trustees and Officers (continued)
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Amanda Coetzee^, Age 60	Assistant Secretary	Chief Compliance Officer, Wildermuth Advisory, LLC from 2013 to present.	N/A	N/A

*	The address for the trustee and officer listed is 818 A1A Hwy, Suite 301, Ponte Vedra Beach, FL 32082.

**

The term of office for each trustee and officer listed above will continue indefinitely. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-888-445-6032.

***	The term “Fund Complex” refers to all present and future funds advised by Wildermuth Advisory, LLC.

^	“Interested persons” of the Trust as that term is defined under the 1940 Act because of their affiliation with Wildermuth Advisory, LLC, the Fund’s Adviser.

Wildermuth Endowment Fund Additional Information December 31, 2020 (Unaudited)

Proxy Voting Policy — Information regarding how the Fund votes proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-445-6032 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-445-6032.

Tax Information — For federal income tax purposes, the Fund designates $1,175,782 as a 20% rate gain distribution for purposes of the dividends paid deduction for the fiscal year ended December 31, 2020.

Change in the Independent Registered Public Accounting Firm — On October 10, 2020, the Board of Trustees of the Wildermuth Endowment Fund (the Fund), approved WithumSmith+Brown, PC (Withum), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year end December 31, 2020. RSM US, LLP (RSM), served as the independent registered public accounting firm for the Fund until September 30, 2020, on which date the Fund terminated its engagement. RSM’s report on the Fund’s financial statements for the years ended December 31, 2017, December 31, 2018 and December 31, 2019 did not contain adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have cause it to make reference to the subject matter of the disagreements in connect to its report. There were no reportable events, as described in Item as described in Item 304(a)(1)(v) of Regulation S-K, during this same period.

Factors Considered By The Trustees In Approval Of The Renewal Of The Investment Management Agreement — At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Wildermuth Endowment Fund (the “Fund”) held on December 2, 2020, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Management Agreement (the “Management Agreement”) between the Fund and Wildermuth Advisory, LLC (the “Adviser”) for an additional one-year term.

Based on their evaluation of the information provided by the Adviser, the Board, by a unanimous vote (including by a separate vote of the Independent Trustees), approved renewal of the Management Agreement.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Management Agreement. The materials provided contained information with respect to the factors enumerated below, including the Management Agreement, a memorandum prepared by Independent Trustee counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Management Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to the Adviser (including a due diligence questionnaire completed by the Adviser, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Management Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreement. In considering the renewal of the Management Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed information and materials provided by the Adviser relating to the Management Agreement with the Fund, including the Management Agreement, the Adviser’s Form ADV, a description of the firm and its organizational and management structure, its history and the manner in which investment decisions have been and would be made and executed, the financial condition of the Adviser and its ability to provide the services required under the Management Agreement, an overview of the

Wildermuth Endowment Fund Additional Information - Continued December 31, 2020 (Unaudited)

personnel that perform services for the Fund, the Adviser’s compliance policies, and its regulatory history. The Board considered that the Adviser is responsible for the management of the day-to-day operations of the Fund, including but not limited to, monitoring and reviewing the activities of the Fund’s third-party service providers. The Board noted certain issues related to the Fund’s 2019 audit and the steps that the Adviser has taken steps to ensure that valuation procedures generally are handled over the course of the year in a way that will match up with the standards, assumptions and testing protocols used by the Fund’s independent auditor when reviewing the Fund’s financial statements. The Board noted the qualifications, experience and background of the senior and investment personnel of the Adviser. The Board considered the Adviser’s level of staffing and its overall resources noting a few staffing changes over the last year.

The Board also considered the Adviser’s investment processes and philosophies. The Board took into account that the Adviser’s responsibilities include the development and maintenance of an investment program for the Fund that is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to the performance of these services. The Board also received information with respect to the Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

The Board then reviewed the capitalization of the Adviser based on financial information provided by and representations made by the Adviser and concluded that, although the Adviser’s balance sheet reflected substantial inter-company debt owed to affiliates, the Adviser was sufficiently well-capitalized and that its principals had the ability to make additional contributions in order to meet its obligations to the Fund. The Board also reviewed and noted the insurance coverage in place for the Adviser noting that the Adviser shares insurance coverage with the Fund and that the Adviser pays its proportionate share of the premium for the coverage.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Management Agreement and that the Adviser may reasonably be expected to provide a high quality of services under the Management Agreement with respect to the Fund.

Performance. The Board reviewed information provided by the Adviser relating to the Fund’s performance since the Fund’s inception through September 30, 2020, as compared to its peer group, Morningstar category and benchmark. The Board noted that the Fund had outperformed its peer group and Morningstar category for the one-year, three-year, five-year and since inception periods but underperformed its benchmark, the S&P 500, for each of those periods. The Board acknowledged the relative difficulty in determining a peer group for the Fund in light of the Fund’s relatively unique strategy, the multiple asset classes that it holds and the structure of the Fund. After further discussion, the Board concluded that the Fund’s past performance was acceptable.

Fees and Expenses. As to the costs of the services provided by the Adviser, the Board discussed the comparison of advisory fees and total operating expenses as compared to a peer group prepared by the Adviser and contained in the Meeting Materials. The Board noted that its advisory fee was generally within the range of those in its peer group although on the higher end. The Board also noted the current expense limitation agreement in effect until at least July 31, 2021, under which the Adviser had agreed to waive or limit its advisory fee and/or reimburse expenses in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.25%, 2.50% and 3.25%, of Fund’s average net assets for Class I, Class A and Class C shares, respectively. The Board concluded that based on the Adviser’s experience, expertise and services provided to the Fund and the unique nature of the Fund’s strategy, the advisory fee charged by the Adviser, although on the higher end of the Fund’s peers, was reasonable. While considering potential “fall-out” benefits, the Board noted that Wildermuth Securities, the Adviser’s affiliate, is a co-principal underwriter for the Fund’s shares. The Board also noted that while the Adviser does receive shareholder servicing fees from the Fund pursuant to the shareholder servicing plan, a significant portion of these fees are in turn paid out to other financial intermediaries for the provision of services to shareholders. The Board noted that the Adviser does retain a portion of those fees as compensation for the shareholder services that it provides to the Fund’s shareholders. The Board reviewed and considered those arrangements as part of its evaluation in regard to the renewal of the Management Agreement.

Profitability. The Board also considered the level of profits accrued and that could be expected to accrue to the Adviser with respect to the Fund based on the profitability analysis and selected financial information of the Adviser provided in the Meeting Materials. The Board also considered the advisory fees paid to the Adviser under the Management Agreement for a twelve month period ended September 30, 2020, and noted that, while the Adviser had earned a profit with respect to managing the Fund not taking into consideration certain extraordinary expenses, it had not realized any profit from the Fund since its inception noting the sum that the Adviser had contributed to address repricing fund shares upon completion of the Fund’s 2019 audit. The Board discussed the services provided by the Adviser and the Adviser’s commitment to the Fund and concluded that profits realized and that could be expected to be realized from the Adviser’s relationship with the Fund were not excessive.

Wildermuth Endowment Fund Additional Information - Continued December 31, 2020 (Unaudited)

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and the Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that (a) the terms of the Management Agreement are reasonable; (b) the advisory fee is not unreasonable; and (c) renewing the Management Agreement is in the best interests of the Fund and its shareholders.

Wildermuth Endowment Fund Privacy Policy

1.	POLICY

Wildermuth Endowment Fund (the “Fund”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Fund’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2.	HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3.	WHAT KIND OF INFORMATION WE COLLECT

The Fund may collect nonpublic personal information regarding investors from sources such as the following:

●	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

●	Account History, including information about a shareholder’s losses or gains; and

●	Correspondence and Communication, with the Fund’s representatives and their affiliates.

4.	WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Fund personnel and employees of Fund service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Third parties that handle this information shall agree to follow the standards the Fund has established.

5.	UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Fund if there is any change in your personal information.

Adopted December 2013

Investment Adviser

Wildermuth Advisory, LLC
818 A1A Hwy, Suite 301
Ponte Vedra Beach, Florida 32082

Co-Distributors

Wildermuth Securities, LLC
818 A1A Hwy, Suite 301
Ponte Vedra Beach, Florida 32082

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

This material must be preceded or accompanied by a prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 445-6032, or by visiting our website www.wildermuthendowmentfund.com. The Fund’s Prospectus should be read carefully before investing.

Wildermuth Endowment Fund’s principal underwriters and co-distributors are: Wildermuth Securities, LLC 818 A1A, Suite 301, Ponte Vedra Beach, FL 32082 and UMB Distribution Services, LLC 235 W Galena St Milwaukee, WI 53212

Principal underwriters and co-distributors are
Wildermuth Securities, LLC and UMB Distribution Services, LLC
Members of FINRA

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code is attached as an exhibit.

(c) There have been no substantive amendments during the period covered by this report, to a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Randall D. Fretz is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by RSM US, LLP during the fiscal year 2019, and WithumSmith+Brown, PC during the fiscal year 2020, were as follows:

(a) Audit Fees.

Fiscal year ended December 31, 2020:	$75,000
Fiscal year ended December 31, 2019:	$92,500

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended December 31, 2020:	$0
Fiscal year ended December 31, 2019:	$165,000

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2020	$25,000
Fiscal year ended December 31, 2019	$28,500

(d) All Other Fees.

Fiscal year ended December 31, 2020	$0
Fiscal year ended December 31, 2019	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Registrant’s Audit Committee has adopted, and the Registrant’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 13(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following tables provide biographical information about the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Registrant as of December 31, 2020:

Portfolio Manager	Title	Length of Time of Service to Registrant	Business Experience During the Past 5 Years	Role of Portfolio Manager
Daniel Wildermuth	Trustee, Chairman of the Board, President and Chief Executive Officer.	Since September 2013	Mr. Wildermuth has over 25 years of experience in the financial services industry. As a Chief Investment Officer (“CIO”) for the past 18 years, Mr. Wildermuth has created and managed multiple domestic and international equity and fixed income investment portfolios. As CIO of an advisory firm and Chief Executive Officer of a brokerage firm, Mr. Wildermuth has analyzed and invested in securities and has also completed due diligence and made investment recommendations on various alternative investments, but he has no prior experience managing a publicly registered, closed-end fund. Mr. Wildermuth received a B.S. in engineering from Stanford University and an M.B.A. in Finance from the Anderson School at the University of California, Los Angeles.	Daniel Wildermuth serves as the Portfolio Manager of the Fund, with primary responsibility for overseeing the overall allocation of the Fund’s portfolio.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2020:

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Daniel Wildermuth	Registered Investment Companies	Zero	Zero	Zero	Zero
	Other Pooled Investment Vehicles	Zero	Zero	Zero	Zero
	Other Accounts	436	$92,452,785	Zero	Zero

Potential Conflicts of Interest

Daniel Wildermuth is responsible for managing other accounts, including registered investment companies, separate accounts and other pooled investment vehicles. He may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may in the future also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The investment adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The investment adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the investment adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers receive a salary, retirement plan benefits and discretionary bonuses from the investment adviser and/or the sub-adviser, as applicable.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of December 31, 2020:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Daniel Wildermuth	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Class A:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2020 (1)	136,866	$14.36	0	0
Feb. 1-28, 2020	0	0	0	0
Mar. 1-31, 2020	0	0	0	0
Apr. 1-30, 2020	0	0	0	0
May. 1-31, 2020	0	0	0	0
Jun. 1-30, 2020	0	0	0	0
Jul. 1-31, 2020 (2)	240,771	$13.32	0	0
Aug. 1-31, 2020 (3)	264,529	$13.31	0	0
Sep. 1-30, 2020	0	0	0	0
Oct. 1-31, 2020 (4)	280,711	$13.18	0	0
Nov. 1-30, 2020	0	0	0	0
Dec. 1-31, 2020	0	0	0	0
Total	922,877	$13.43	0	0

Class C:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2020 (1)	33,815	$13.95	0	0
Feb. 1-28, 2020	0	0	0	0
Mar. 1-31, 2020	0	0	0	0
Apr. 1-30, 2020	0	0	0	0
May. 1-31, 2020	0	0	0	0
Jun. 1-30, 2020	0	0	0	0
Jul. 1-31, 2020 (2)	105,881	$12.89	0	0
Aug. 1-31, 2020 (3)	67,012	$12.85	0	0
Sep. 1-30, 2020	0	0	0	0
Oct. 1-31, 2020 (4)	69,722	$12.70	0	0
Nov. 1-30, 2020	0	0	0	0
Dec. 1-31, 2020	0	0	0	0
Total	276,430	$12.96	0	0

Class I:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2020 (1)	145,202	$14.49	0	0
Feb. 1-28, 2020	0	0	0	0
Mar. 1-31, 2020	0	0	0	0
Apr. 1-30, 2020	0	0	0	0
May. 1-31, 2020	0	0	0	0
Jun. 1-30, 2020	0	0	0	0
Jul. 1-31, 2020 (2)	326,003	$13.46	0	0
Aug. 1-31, 2020 (3)	346,059	$13.38	0	0
Sep. 1-30, 2020	0	0	0	0
Oct. 1-31, 2020 (4)	281,943	$13.25	0	0
Nov. 1-30, 2020	0	0	0	0
Dec. 1-31, 2020	0	0	0	0
Total	1,099,207	$13.52	0	0

(1)	On December 27, 2019 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of January 30, 2020 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 657,503 shares represented 5% of the Registrant's total outstanding shares.

(2)	On June 29, 2020 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of July 21, 2020 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 672,665 shares represented 5% of the Registrant's total outstanding shares.

(3)	On June 30, 2020 the Registrant offered to repurchase up to 5.25% of the Registrant’s total outstanding shares as of August 21, 2020 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 677,600 shares represented 5.25% of the Registrant's total outstanding shares.

(4)	On September 30, 2020 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of October 30, 2020 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 632,376 shares represented 5% of the Registrant's total outstanding shares.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a)	(1)	Code of Ethics. Filed herewith.

(a)	(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)	(3)	Not applicable.

(a)	(4)	Exhibits related to change in the registrant's independent public accountant are attached hereto.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Endowment Fund

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)
March 8, 2021

/s/ Gerard Scarpati
By: Gerard Scarpati
Treasurer and Chief Financial Officer
(Principal Financial Officer)
March 5, 2021